JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from January 1, 2012 to June 30, 2012

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 1/5/2012
Issuer AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 6.75%
May 20, 2020)
Cusip 03077JAA
Bonds 126,000
Offering Price $100.00
Spread 1.47%
Cost $126,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.93%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan,
Wells Fargo, PNC Capital, RBS Securities, BB&T Capital, Santander
Investments, TD Securities
Fund Pacholder High Yield Fund
Trade Date 1/5/2012
Issuer AmeriGas Finance Corp. and AmeriGas Finance LLC (APU 7.00%
May 20, 2022)
Cusip 03077JAB
Bonds 162,000
Offering Price $100.00
Spread 1.47%
Cost $162,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan,
Wells Fargo, PNC Capital, RBS Securities, BB&T Capital, Santander
Investments, TD Securities
Fund Pacholder High Yield Fund
Trade Date 1/9/2012
Issuer Energy Transfer Partners (ETP 5.20% February 1, 2022)
Cusip 29273RAQ
Bonds 61,000
Offering Price $99.76
Spread 0.65%
Cost $60,852
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.67%
Syndicate Members Credit Suisse, JPMorgan, UBS Securities, Wells Fargo,
BNP Paribas, DNB Nor Markets, Bank America Merrill Lynch, Mitsubishi UFJ
Securities, PNC Capital, RBS Securities, Suntrust Robinson Humphrey, US
Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/11/2012
Issuer CCO Holdings LLC & CCO Holdings Capital Corp (CHTR 6.625%
January 31, 2022)
Cusip 1248EPAX
Bonds 108,000
Offering Price $99.50
Spread 1.30%
Cost $107,460
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.73%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche
Bank, JPMorgan, Bank America Merrill Lynch, UBS Securites, Barclays
Capital, Credit Agricole, Goldman Sachs, Morgan Joseph Triartisan,
Morgan Stanley, RBC Capital, SunTrust Robinson Hunphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/11/2012
Issuer MGM Resorts International (MGM 8.625% February 1, 2019 144A)
Cusip 552953BV
Bonds 180,000
Offering Price $100.00
Spread 1.50%
Cost $180,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 5.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Deutsche Bank, Wells Fargo, BNP Paribas,
Commerzbank, JPMorgan, Morgan Stanley, RBS Securities, Sumitomo Mitsui
Banking, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 1/17/2012
Issuer Fresenius Medical Care US Finance II, Inc. (FMEGR 5.625%
July 31, 2019 144A)
Cusip 35802XAD
Bonds 67,000
Offering Price $100.00
Spread 0.75%
Cost $67,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.76%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, JPMorgan, Scotia Capital, Wells Fargo, BNP Paribas, BNY Mellon,
Commerz Markets, DNB Markets, HSBC Securities, Mizuho Securities, Morgan
Stanley, RBC Capital RBS Securities, Santander Investments, SunTrust
Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/17/2012
Issuer Fresenius Medical Care US Finance II, Inc. (FMEGR 5.875%
July 31, 2022 144A)
Cusip 35802XAF
Bonds 56,000
Offering Price $100.00
Spread 0.75%
Cost $56,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.48%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank, JPMorgan, Scotia Capital, Wells Fargo, BNP Paribas, BNY Mellon,
Commerz Markets, DNB Markets, HSBC Securities, Mizuho Securities, Morgan
Stanley, RBS Securities, Santander Investments, SunTrust Robinson
Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/20/2012
Issuer Sable International Finance Limited (CWCLN 8.75% February 1,
2020 144A)
Cusip 785712AB
Bonds 200,000
Offering Price $100.00
Spread 1.50%
Cost $200,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.20%
Syndicate Members Barclays Capital, HSBC Securities, JPMorgan, RBS
Securities, BNP Paribas, Citigroup Global Markets, Lloyds Securities
Fund Pacholder High Yield Fund
Trade Date 1/24/2012
Issuer Clearwire Communications (CLWR 14.75% December 1, 2016 144A)
Cusip 18538TAJ
Bonds 60,000
Offering Price $100.00
Spread 1.75%
Cost $60,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.51%
Syndicate Members Jefferies & Co, JPMorgan, BankAmerica Merrill Lynch
Fund Pacholder High Yield Fund
Trade Date 1/25/2012
Issuer JBS USA, LLC & JBS USA Finance, Inc. (JBSSBZ 8.25% February
1, 2020 144A)
Cusip 466112AH
Bonds 60,000
Offering Price $98.57
Spread 1.25%
Cost $59,141
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.83%
Syndicate Members BB Securities, Bredseco BBI, JPMorgan, Rabobank
Nederland, Santander Central Hispano, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 1/26/2012
Issuer Lamar Media Corporation (LAMR 5.875% February 1, 2022 144A)
Cusip 513075AZ
Bonds 50,000
Offering Price $100.00
Spread 2.00%
Cost $50,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.30%
Syndicate Members JPMorgan, Wells Fargo, Allen & Co, Bank America
Merrill Lynch, RBS Securities, Scotia Capital, SunTrust Robinson
Humphrey
Fund Pacholder High Yield Fund
Trade Date 1/26/2012
Issuer Targa Resources Partners LP & Targa Resources Partners
Finance Corporation (NGLS 6.375% August 1, 2022 144A)
Cusip 87612BAJ
Bonds 70,000
Offering Price $100.00
Spread 1.25%
Cost $70,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.68%
Syndicate Members Barclays Capital, Citigroup Global markets, Deutsche
Bank, Bank America Merrill Lynch, RBS Securities, JPMorgan, Morgan
Stanley, RBC Capital, Wells Fargo, Banco Bilbao Vizcaya, Comerica
Securities, ING Financial Markets, Natixis Financial Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 1/27/2012
Issuer CEVA Group Plc (TNTLOG 8.375% December 1, 2017144A)
Cusip 125182AC
Bonds 88,000
Offering Price $98.87
Spread 2.00%
Cost $87,009
Dealer Executing Trade Credit Suisse (USA) Inc.
% of Offering  purchased by firm 12.30%
Syndicate Members Credit Suisse, Deutsche Banks, Goldman Sachs,
JPMorgan, Morgan Stanley, UBS Securities, Apollo Global Management
Fund Pacholder High Yield Fund
Trade Date 1/27/2012
Issuer Chester Downs & Marina, LLC (HET 9.25% February 1, 2020
144A)
Cusip 165749AA
Bonds 70,000
Offering Price $100.00
Spread 2.00%
Cost $70,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.56%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 1/31/2012
Issuer Mediacom LLC and Mediacom Capital Corporation (MCCC 7.25%
February 15, 2022 144A)
Cusip 58445MAN
Bonds 80,000
Offering Price $100.00
Spread 1.63%
Cost $80,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.39%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch,
SunTrust Robinsom Humphrey, Wells Fargo, Citigroup Global Markets, RBC
Dominion Securities, Natixis
Fund Pacholder High Yield Fund
Trade Date 2/2/2012
Issuer Copano Energy, L.L.C. an Copano Energy Finance Corporation
(CPNO 7.125% April 1, 2021)
Cusip 217203AE
Bonds 107,000
Offering Price $102.25
Spread 2.00%
Cost $109,408
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.17%
Syndicate Members Citigroup Global Markets, JPMorgan ,Banc America
Merrill Lynch, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 2/2/2012
Issuer Limited Brands Inc (LTD 5.625% February 15, 2022)
Cusip 532716AU
Bonds 150,000
Offering Price $100.00
Spread 1.38%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.94%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, HSBC Securities, Wells Fargo, Keybanc Capital, Mitsubishi UFJ
Securities, Mizuho Securities, RBS Securities, US Bancorp, Williams
Capital
Fund Pacholder High Yield Fund
Trade Date 2/3/2012
Issuer Samson Investment Company (SAIVST 9.75% February 15, 2020
144A)
Cusip 796038AA
Bonds 200,000
Offering Price $100.00
Spread 2.65%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.65%
Syndicate Members Bank America merrill Lynch, Barclys Capital, BMO
Capital Markets, Citigroup Global Markets, Credit Suisse, Jefferies &
Co, JPMorgan, Mizuho Securities, RBC Capital, Wells Fargo, BBVA
Securities, Capital One Southcoast, Comerica Securities, KKR Capital,
Mitsubishi UFJ Securities, SMBC Nikko Capital, TD Securities, UBS
Securities
Fund Pacholder High Yield Fund
Trade Date 2/7/2012
Issuer HCA Inc (HCA 5.875% March 15, 2022)
Cusip 404121AE
Bonds 500,000
Offering Price $100.00
Spread 1.13%
Cost $500,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 5.00%
Syndicate Members Barclays Capital, Citigrouip Global Markets, Credit
Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill
Lynch, Morgan Stanley, Wells Fargo, Credit Agricole Securities, RBC
Capital, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 2/13/2012
Issuer Claire's Escrow II Corp (CLE 9.00% March 15, 2019 144A)
Cusip 17958PAA
Bonds 455,000
Offering Price $100.00
Spread 2.00%
Cost $455,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 12.96%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Apollo Global
Management, Morgan Joseph Triartisan
Fund Pacholder High Yield Fund
Trade Date 2/15/2012
Issuer JMC Steel Group Inc (JMCSTL 8.25% March 15, 2018 144A)
Cusip 47759YAA
Bonds 100,000
Offering Price $103.25
Spread 1.75%
Cost $103,250
Dealer Executing Trade Jefferies & Company Inc.
% of Offering  purchased by firm 2.44%
Syndicate Members Jefferies & Co, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 2/27/2012
Issuer QEP Resources Inc (QEP 5.375% October 1, 2022)
Cusip 74733VAB
Bonds 180,000
Offering Price $100.00
Spread 1.25%
Cost $180,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.80%
Syndicate Members BMO Capital, Deutsche Bank, JPMorgan, Wells Fargo,
Citigroup Global Markets, Goldm,an Sachs, Mitsubishi UFJ Securities,
SunTrust Robinson Humphrey, TD Securities, US Bancorp Investments
Fund Pacholder High Yield Fund
Trade Date 2/28/2012
Issuer RR Donnelley & Sons Company (RRD 8.25% March 15, 2019)
Cusip 257867AY
Bonds 90,000
Offering Price $100.00
Spread 1.50%
Cost $90,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.03%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo,
Citigroup Global Markets, Evercore Patrners, Fifth Third Securities, ING
Financial Markets, Mitsubishi UFJ Securities, PNC Capital, Scotia
Capital, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 3/5/2012
Issuer Continental Resources (CLR 5.00% September 15, 2022 144A)
Cusip 212015AG
Bonds 260,000
Offering Price $100.00
Spread 1.63%
Cost $260,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.94%
Syndicate Members JPMorgan, Bank America Merrill Lynch, RBS Securities,
Banco Bilbao Vizcaya, Capital One Southcoast, Citigroup Global Markets,
Lloyds Securities, Mitsubishi UFJ Securities, TD Securities, UBS
Securities, US Bancorp, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/5/2012
Issuer Fidelity National Information Services, Inc. (FIS 5.00%
March 15, 2022 144A)
Cusip 31620MAG
Bonds 150,000
Offering Price $100.00
Spread 1.25%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.32%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, JPMorgan, Wells Fargo, HSBC Securities,
RBS Securitie, SunTrust Robinson Humphrey, US Bancorp, BB&T Capital, BNP
Paribas, Credit Agricole, Morgan Keegan, PNC Capital
Fund Pacholder High Yield Fund
Trade Date 3/5/2012
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021 144A)
Cusip 492914AT
Bonds 90,000
Offering Price $102.50
Spread 2.00%
Cost $92,250
Dealer Executing Trade Credit Suisse Securiiteis
% of Offering  purchased by firm 4.51%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch,
RBC Capital, Wells Fargo, Capital One Southcoast, Credit Agricole, DNB
Markets
Fund Pacholder High Yield Fund
Trade Date 3/5/2012
Issuer Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. (WYNN
5.375% March 15, 2022 144A)
Cusip 983130AS
Bonds 135,000
Offering Price $100.00
Spread 1.00%
Cost $135,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.06%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan,
BNP Paribas, Morgan Stanley, RBS Securities, UBS Securities,
Fund Pacholder High Yield Fund
Trade Date 3/7/2012
Issuer CHS/Community Health Systems Inc. (CYH 8.00% November 15,
2019 144A)
Cusip 12543DAN
Bonds 435,000
Offering Price $102.50
Spread 1.60%
Cost $445,875
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.23%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Agricole, Credit Suisse, JPMorgan, Morgan Stanley, RBC Dominion
Securities, SunTrust Robinson Humphrey, Wells Fargo, BancoBilao Vizcaya,
Deutsche Bank, Fifth Third Securities, GoldmanSachs, Mitsubishi UFJ
Securities, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 3/8/2012
Issuer Continental Airlines 2012-1 Class B (UAL 6.25% April 11,
2020)
Cusip 210795QA
Bonds 750,000
Offering Price $100.00
Spread 0.50%
Cost $750,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.54%
Syndicate Members Credit Suisse, Morgan Stanley, Deutsche bank, Goldman
Sachs, Citigroup Global Markets, Jeffieries & Co, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 3/12/2012
Issuer United States Steel Corporation (X 7.50% March 15, 2022)
Cusip 912909AG
Bonds 105,000
Offering Price $100.00
Spread 1.74%
Cost $105,000
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.45%
Syndicate Members Barclays Capital, Credit Suisse, Goldman Sachs,
JPMorgan, Bank America Merrill Lynch, Morgan Stanley, PNC Capital, RBS
Securities, Scotia Capital, Citigroup Global Markets, ING Finacial
Markets, Natixis Securities, Wells Fargo, BNY Mellon, Commerz Markets,
HSBC Securities,Huntington Investment Co, SG Americas Securities, SMBC
Nikko Capital, US Bancorp, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 3/14/2012
Issuer FMG Resources (August 2006) Pty Ltd (FMGAU 6.00% April 1,
2017 144A)
Cusip 30251GAK
Bonds 54,000
Offering Price $100.00
Spread 1.00%
Cost $54,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.08%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/14/2012
Issuer FMG Resources (August 2006) Pty Ltd (FMGAU 6.875% April 1,
2022 144A)
Cusip 30251GAN
Bonds 205,000
Offering Price $100.00
Spread 1.00%
Cost $205,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.27%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/15/2012
Issuer MGM Resorts International (MGM 7.75% March 15, 2022)
Cusip 552953BX
Bonds 54,000
Offering Price $100.00
Spread 1.25%
Cost $54,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.65%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill
Lynch, Wells Fargo, BNP Paribas, Citigroup Global Markets, Commerz
Markets, Deutsche Bank, Morgan Stanley, RBS Securities, Scotia Capital,
SMBC Nikko Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/19/2012
Issuer AK Steel Corporation (AKS 8.375% April 1, 2022)
Cusip 001546AM
Bonds 135,000
Offering Price $100.00
Spread 2.00%
Cost $135,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.67%
Syndicate Members Citigroup Global markets, Credit Suisse, Deutsche
Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Barclays
Capital, FBR Capital Markets, Fifth Third Securities, Goldman Sachs,
Morgan Stanley, PNC Capital, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 3/20/2012
Issuer United Surgical Partners International, Inc. (USPI 9.00%
April 1, 2020 144A)
Cusip 90345XAA
Bonds 175,000
Offering Price $100.00
Spread 2.00%
Cost $175,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 7.15%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan, Morgan
Stanley
Fund Pacholder High Yield Fund
Trade Date 3/22/2012
Issuer Cimarex Energy Co. (XEC 5.875% May 1, 2022)
Cusip 171798AB
Bonds 72,000
Offering Price $100.00
Spread 1.50%
Cost $72,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.45%
Syndicate Members Deutsche Bank, JPMorgan, Wells Fargo, Mitsubishi UFJ
Securitiers, US Bancorp, BB&T Capital Markets, Bosc Inc, Capital One
Southcoast, CIBC World markets, Comerica Securities, Howard Weil, ING
Financial, KeyBanc Capital, Lloyds Securities
Fund Pacholder High Yield Fund
Trade Date 3/23/2012
Issuer J.B. Poindexter & Co. Inc. (JBPOIN 9.00% April 1, 2022 144A)
Cusip 730481AF
Bonds 180,000
Offering Price $100.00
Spread 1.50%
Cost $180,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 10.13%
Syndicate Members JPMorgan, RBC Capital Markets
Fund Pacholder High Yield Fund
Trade Date 3/27/2012
Issuer Meritage Homes Corporation (MTH 7.00% April 1, 2022 144A)
Cusip 59001AAP
Bonds 65,000
Offering Price $100.00
Spread 1.50%
Cost $65,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.97%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Deutsche Bank, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 3/27/2012
Issuer OGX Austria GMBH (OGXPBZ 8.375% April 1, 2022 144A)
Cusip 67089WAA
Bonds 200,000
Offering Price $100.00
Spread 1.40%
Cost $200,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.00%
Syndicate Members Banco Itau BBA, Bradesco BBI, BTG Pactual US Capital,
Credit Suisse, HSBC Securities, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 3/27/2012
Issuer Vanguard Health Holding Co. II, LLC and Vanguard Holding
Company II, Inc. (VHS 7.75% February 1, 2019 144A)
Cusip 92203PAJ
Bonds 300,000
Offering Price $99.25
Spread 2.00%
Cost $297,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.68%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan
Stanley, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 3/29/2012
Issuer Lawson Software (LWSN 9.375% April 1, 2019 144A)
Cusip 52078PAD
Bonds 120,000
Offering Price $100.00
Spread 1.75%
Cost $120,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.71%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, JPMorgan, KKR Capital Markets, Morgan Stanley,
RBC Dominion Securities
Fund Pacholder High Yield Fund
Trade Date 3/30/2012
Issuer Aircastle Limited (AYR 7.625% April 15, 2020 144A)
Cusip 00928QAE
Bonds 100,000
Offering Price $100.00
Spread 1.25%
Cost $100,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.12%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan,
Credit Agricole, Deutsche bank, Jefferies & Co, RBC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 4/2/2012
Issuer The Hartford Financial Services Group, Inc. (HIG 7.875%
April 5, 2042)
Cusip 41651850
Bonds 4,200
Offering Price $25.00
Spread 0.79%
Cost $105,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.28%
Syndicate Members Bank America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 4/2/2012
Issuer Actuant Corporation (ATU 5.625% June 15, 2022 144A)
Cusip 00508XAE
Bonds 40,000
Offering Price $100.00
Spread 1.50%
Cost $40,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.90%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo,
Citigroup Global Markets, RBC Capital, BMO Capital, SunTrust Robinson
Humphrey
Fund Pacholder High Yield Fund
Trade Date 4/2/2012
Issuer New Gold Inc (NGDCN 7.00% April 15, 2020 144A)
Cusip 644535AD
Bonds 56,000
Offering Price $100.00
Spread 2.03%
Cost $56,000
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 1.81%
Syndicate Members JPMorgan, Scotia Capital, RBC Capital, UniCRedit
Capital Markets
Fund Pacholder High Yield Fund
Trade Date 4/2/2012
Issuer Sandridge Energy Inc. (SD 8.125% October 15, 2022 144A)
Cusip 80007PAP
Bonds 67,000
Offering Price $100.00
Spread 2.50%
Cost $67,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.14%
Syndicate Members Bank America Merrill Lynch, RBS Securities, SunTrust
Robinson Humphrey, Barclays Capital, Citigroup Global Markets, Credit
Agricole, Credit Suisse, Deutsche Bank, JPMorgan, Mitsubishi UFJ
Securities
Fund Pacholder High Yield Fund
Trade Date 4/5/2012
Issuer HD Supply Inc (HDSUPP 8.125% April 15, 2019 144A)
Cusip 40415RAE
Bonds 175,000
Offering Price $100.00
Spread 1.25%
Cost $175,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, UBS Securities, Wells
Fargo, BB&T Capital, Raymond James, Robert W Baird, SunTrust Robinson
Humphrey
Fund Pacholder High Yield Fund
Trade Date 4/10/2012
Issuer Constellation Brands Inc. (STZ 6.00% May 1, 2022)
Cusip 21036PAH
Bonds 110,000
Offering Price $100.00
Spread 1.25%
Cost $110,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.47%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill
Lynch, Rabo Securities, Goldman Sachs, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 4/10/2012
Issuer Everest Acquisition LLC and Everest Acquisition Finance Inc
(EPENEG 9.375% May 1, 2020 144A)
Cusip 29977HAA
Bonds 323,000
Offering Price $100.00
Spread 2.50%
Cost $323,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.45%
Syndicate Members BMO Capital Markets, Citigroup Global Markets, Credit
Suisse, Deutsche bank, JPMorgan, Nomura Securities, RBC Capital, UBS
Securities, Apollo Gklbal Management,Banco Bilbao Vizcaya Argentaria,
Capital One SouthCoast, CIBC Capital, Comerica Securities, DNB Markets,
ING Financial, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho
Securities, RBS Securities, Scotia Capital, SG Americas, SMBC Nikko
Capital, SunTrust Robinson Humphrey, TD Securities
Fund Pacholder High Yield Fund
Trade Date 4/10/2012
Issuer Everest Acquisition LLC and Everest Acquisition Finance Inc
(EPENEG 6.875% May 1, 2019 144A)
Cusip 29977HAC
Bonds 97,000
Offering Price $100.00
Spread 2.50%
Cost $97,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.18%
Syndicate Members BMO Capital Markets, Citigroup Global Markets, Credit
Suisse, Deutsche bank, JPMorgan, Nomura Securities, RBC Capital, UBS
Securities, Apollo Gklbal Management,Banco Bilbao Vizcaya Argentaria,
Capital One SouthCoast, CIBC Capital, Comerica Securities, DNB Markets,
ING Financial, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho
Securities, RBS Securities, Scotia Capital, SG Americas, SMBC Nikko
Capital, SunTrust Robinson Humphrey, TD Securities
Fund Pacholder High Yield Fund
Trade Date 4/19/2012
Issuer Ameristar Casinos Inc (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAP
Bonds 45,000
Offering Price $103.00
Spread 2.00%
Cost $46,350
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.84%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 4/24/2012
Issuer Laredo Petroleum Inc (LPI 7.375% May 1, 2022 144A)
Cusip 516807AD
Bonds 135,000
Offering Price $100.00
Spread 1.75%
Cost $135,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.81%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs, JPMorgan,
Wells Fargo, BMO Capital, Banco Bilbao Vizcaya Argentaria, BB&T Capital,
Bosc Inc, Capital One SouthCoast, Comerica Securities, Howard Weil,
Lloyds Securities, Mitsubishi UFJ Securities, Scotia Capital, SG
Americas, Tudor Pickering Holt & Co
Fund Pacholder High Yield Fund
Trade Date 4/25/2012
Issuer Anixter Inc (AXE 5.625% May 1, 2019)
Cusip 035287AD
Bonds 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.89%
Syndicate Members Wells Fargo, JPMorgan, Bank America Merrill Lynch, RBS
Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 4/30/2012
Issuer Telesat Canada (TELSAT 6.00% May 15, 2017 144A)
Cusip 87952VAJ
Bonds 240,000
Offering Price $100.00
Spread 1.00%
Cost $240,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.63%
Syndicate Members Credit Suisse, JPMorgan, Morgan Stanley, BMO Capital,
CIBC World Markets, ING Capital, RBC Capital, TD Securities, UBS
Securities
Fund Pacholder High Yield Fund
Trade Date 5/1/2012
Issuer Liberty Mutual Group Inc (LIBMUT 4.95% May 1, 2022 144A)
Cusip 53079EAW
Bonds 53,000
Offering Price $99.69
Spread 0.65%
Cost $52,835
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Barclays Capital, BMO Capital, HSBC
Securities, Lloyds Securities, Mitsubishi UFJ Securities, RBS
Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/1/2012
Issuer Liberty Mutual Group Inc (LIBMUT 6.50% May 1, 2042 144A)
Cusip 53079EAZ
Bonds 53,000
Offering Price $99.77
Spread 0.88%
Cost $52,875
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America
Merrill Lynch, Wells Fargo, Barclays Capital, BMO Capital, HSBC
Securities, Lloyds Securities, Mitsubishi UFJ Securities, RBS
Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/11/2012
Issuer Libbey Glass Inc (LBY 6.875% May 15, 2020 144A)
Cusip 52989LAF
Bonds 81,000
Offering Price $100.00
Spread 2.25%
Cost $81,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.98%
Syndicate Members Citigroup Global Markets, Barclays Capital, Citigroup
Global Markets, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 5/11/2012
Issuer Penn Virginia Resource Partners L.P. (PVR 8.375% June 1,
2020 144A)
Cusip 70788TAA
Bonds 137,000
Offering Price $100.00
Spread 2.50%
Cost $137,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 4.34%
Syndicate Members JPMorgan, RBC Capital, Suntrust Robinson Humphrey,
Wells Fargo, BB&T Corp, Capital One, Comerica Securities,Deutsche Bank,
Huntington Capital Corp, TD Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 5/17/2012
Issuer Frontier Communications Corporation (FTR 9.25% July 1, 2021)
Cusip 35906AAL
Bonds 175,000
Offering Price $100.00
Spread 1.88%
Cost $175,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Deutsche Bank, Barclays Capital, Morgan Stanley, RBS
Securities, Citigroup Global Markets, Credit Suisse, Goldman Sachs,
JPMorgan, Mitsubishi UFJ Securities, Raymond James, RBC Capital, TD
Securities
Fund Pacholder High Yield Fund
Trade Date 5/18/2012
Issuer Kaiser Aluminum Corporation (KALU 8.25% June 1, 2020 144A)
Cusip 483007AC
Bonds 461,000
Offering Price $100.00
Spread 2.25%
Cost $461,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.50%
Syndicate Members JPMorgan, Wells Fargo, Bank America Merrill Lynch, UBS
Securities
Fund Pacholder High Yield Fund
Trade Date 5/31/2012
Issuer Comstock Resources Inc (CRK 9.50% June 15, 2020)
Cusip 205768AJ
Bonds 154,000
Offering Price $95.30
Spread 2.00%
Cost $146,768
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.14%
Syndicate Members BMO Capital Markets, JPMorgan, Bank America Merrill
Lynch, BB&T Capital Markets, Bosc Inc, Comerica Securities, Global
Hunter Securities, Iberia Capital Partners, Lloyds Securities,
Mitusbishi UFJ Securities, Natixis Securities, Scotia Capital, SunTrust
Robinson Humphrey, US Bancorp
Fund Pacholder High Yield
Trade Date 6/6/2012
Issuer Fifth & Pacific Companies Inc. (FNP 10.50% April 15, 2019
144A)
Cusip 316645AA
Bonds 300,000
Offering Price $108.25
Spread 1.63%
Cost $324,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.05%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, SunTrust
Robinson Humphery, Wells Fargo
Fund Pacholder High Yield
Trade Date 6/12/2012
Issuer Puget Energy Inc. (PSD 5.625% July 15, 2022 144A)
Cusip 745310AE
Bonds 133,000
Offering Price $99.99
Spread 1.00%
Cost $132,991
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.50%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Wells Fargo,
Barclays Capital, CIBC World Markets, KeyBanc Capital, Mitsubishi UFJ
Securities, RBS Securities, Scotia Capital, SunTrust Robinson Hunphrey,
US Bancorp
Fund Pacholder High Yield
Trade Date 6/19/2012
Issuer Newfield Exploration Company (NFX 5.625% July 1, 2024)
Cusip 651290AQ
Bonds 105,000
Offering Price $100.00
Spread 0.88%
Cost $105,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.65%
Syndicate Members Wells Fargo, Barclays Capital, CIBC World Markets,
Citigroup Global Markets, DNB Markets, Goldman Sachs, JPMorgan,
Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital, SMBC Nikko
Capital, US Bancorp
Fund Pacholder High Yield
Trade Date 6/21/2012
Issuer Calumet Specialty Products (CLMT 9.625% August 1, 2020 144A)
Cusip 131477AH
Bonds 150,000
Offering Price $98.25
Spread 2.50%
Cost $147,375
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.85%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
JPMorgan, Wells Fargo, Deutsche Bank, Goldman Sachs
Fund Pacholder High Yield
Trade Date 6/22/2012
Issuer Choice Hotels International, Inc. (CHH 5.75% July 1, 2022)
Cusip 169905AE
Bonds 24,000
Offering Price $100.00
Spread 1.63%
Cost $24,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.80%
Syndicate Members Deutsche Bank, Goldman Sachs, JPMorgan, Bank of
America Merrill Lynch, Wells Fargo, SunTrust Robinson Humphrey
Fund Pacholder High Yield
Trade Date 6/26/2012
Issuer SM Energy Company (SM 6.50% January 1, 2023 144A)
Cusip 78454LAE
Bonds 115,000
Offering Price $100.00
Spread 1.75%
Cost $115,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.44%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Wells Fargo,
Banco Bilbao Vizcaya Argentaria, Bank of Oklahoma, Barclays Capital,
Capital One Southcoast, Comerica Securities, Deutsche Bank, Johnson
Rice, KeyBanc Capital, Lloyds Securities, Bank of America Merrill Lynch,
RBC Capital, Scotia Capital, Tudor Pickering Holt, US Bancorp
Fund Pacholder High Yield
Trade Date 6/27/2012
Issuer Navios Maritime Holdings Inc. (NM 8.875% November 1, 2017
144A)
Cusip 63938UAA
Bonds 70,000
Offering Price $100.00
Spread 2.00%
Cost $70,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 14.17%
Syndicate Members JPMorgan, Morgan Stanley, ABN AMRO Securities,
Commerzbank Capital, DNB NOR Bank, DVB Capityal, S. Goldman Advisors
Fund Pacholder High Yield
Trade Date 6/29/2012
Issuer Ashtead Capital Inc. (AHTLN 6.50% July 15, 2022 144A)
Cusip 045054AB
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.51%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Deutsche bank, HSBC Securities, JPMorgan,
Lloyds Securities, Mitsubishi UFJ Securities, RBS Securities,UBS
Securities, Wells Fargo